SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 7, 2024

Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2024, the Registrant and Unity Bank, the Registrant’s wholly owned subsidiary and a New Jersey State chartered commercial bank (the “Bank”), entered into a Change In Control Agreement (the “Agreement”) with James Donovan, First Senior Vice President and Chief Lending Officer. This Agreement supersedes the prior Change In Control Agreement dated May 9, 2023 between the Registrant, the Bank and Mr. Donovan. The Agreement provides for severance benefits payable to Mr. Donovan if, within twelve (12) months of a change in control (as defined in the Agreement) Mr. Donovan’s employment is terminated for any reason, by the Bank, its successor or Mr. Donovan. In addition, Mr. Donovan will be entitled to the same benefits in the event his employment with the Bank is terminated for any reason by the Bank or Mr. Donovan, following a significant acquisition (as defined in the Agreement). Such severance payments would be made in a single lump sum equivalent to 12 months of current base salary plus an additional payment equal to the preceding fiscal year’s cash bonus and commission. Additionally, Mr. Donovan is eligible to receive hospital, health, medical and life insurance benefits on the terms and at the same cost to him as he was receiving up the date of termination of Mr. Donovan’s employment. Finally, the Agreement provides that any unvested stock options or awards of stock to Mr. Donovan will vest.

Payments to Mr. Donovan under the Agreement are subject to reduction if benefits payable to Mr. Donovan upon a change in control would exceed 2.99 times his “base amount” as calculated under Section 280G of the Internal Revenue Code of 1986, as amended.

The foregoing summary is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 10.1 to this Report, and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Change in Control Agreement for FSVP, Chief Lending Officer James Donovan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 13, 2023
UNITY BANCORP, INC.
(Registrant)

Date: August 6, 2024
	By:	/s/ George Boyan
George Boyan
Executive Vice President and Chief Financial Officer